UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 27, 2007

Abington Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-142543	20-8613037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Old York Road, Jenkintown, Pennsylvania	19046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 886-8280

Successor Issuer to Abington Community Bancorp, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On June 27, 2007, Abington Bancorp, Inc., a Pennsylvania corporation (“Abington Bancorp” or the “Company”), completed the “second-step” conversion of Abington Savings Bank (the “Bank”) from the mutual holding company structure to the stock holding company structure (the “Conversion”) pursuant to a Plan of Conversion and Reorganization, as amended (the “Plan”). Upon completion of the Conversion, Abington Bancorp became the holding company for the Bank and owns all of the issued and outstanding shares of the Bank’s common stock. In connection with the Conversion, 13,965,600 shares of common stock, par value $0.01 per share, of Abington Bancorp (“Common Stock”) were sold in subscription, community and syndicated community offerings to certain depositors of the Bank and other investors for $10 per share, or $139.7 million in the aggregate (the “Offerings”), and 10,495,446 shares of Abington Bancorp Common Stock were issued in exchange for the outstanding shares of common stock of Abington Community Bancorp, Inc., the former mid-tier holding company for the Bank (“Abington Community Bancorp”), held by the “public” shareholders of Abington Community Bancorp (all shareholders except Abington Mutual Holding Company). Each share of common stock of Abington Community Bancorp was converted into the right to receive 1.6 shares of Abington Bancorp Common Stock in the Conversion.

The issuance of the Abington Bancorp Common Stock in the Offerings and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File Nos. 333-142543) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (“SEC”) on May 2, 2007, as amended, and declared effective by the SEC on May 14, 2007.

The Abington Bancorp Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the successor to Abington Community Bancorp pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act. The Abington Bancorp Common Stock has been approved for listing on the Global Select Market of The NASDAQ Stock Market LLC commencing on June 28, 2007. For the initial 20 trading days, the Abington Bancorp Common Stock will trade under the symbol “ABBCD.” After the initial 20 trading days, the trading symbol for the Abington Bancorp Common Stock will be “ABBC.” The description of the Abington Bancorp Common Stock set forth under the heading “Description of Our Capital Stock” in the Prospectus included in the Registration Statement is incorporated herein by reference.

For additional information, reference is made to the press release of Abington Bancorp, dated June 26, 2007, included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
2.1	Plan of Conversion and Reorganization, as amended*
99.1	Press Release, dated June 26, 2007
99.2	Prospectus of Abington Bancorp, Inc.*
_____________
*	Incorporated by reference from the Registration Statement on Form S-1 (File No. 333-142543) filed with the Securities and Exchange Commission on May 2, 2007, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABINGTON BANCORP, INC.

Date: June 28, 2007	By:	/s/ Robert W. White
Robert W. White
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Plan of Conversion and Reorganization, as amended*
99.1	Press Release, dated June 26, 2007
99.2	Prospectus of Abington Bancorp, Inc.*
_____________
*	Incorporated by reference from the Registration Statement on Form S-1 (File No. 333-142543) filed with the Securities and Exchange Commission on May 2, 2007, as amended.